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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):
                   September 9, 1999



                  FIRST LANCASTER BANCSHARES, INC.
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        (Exact name of registrant as specified in charter)



DELAWARE                        0-20899          61-1297318
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(State or other jurisdiction  (Commission    (I.R.S. Employer
   of incorporation)          File Number)   Identification No.)



208 LEXINGTON STREET, LANCASTER, KENTUCKY             40444-1131
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (606)792-3368

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ITEM 5.   OTHER EVENTS.
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          On September 9, 1999, the Registrant announced the
restatement of certain operating ratios for the fiscal year ended June 30, 1998. Detailed information is contained in the Registrant's press release dated September 9, 1999 attached as exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.
          ------------------------------------------

     The following exhibit is being filed as part of this Current Report on Form 8-K:

   Number      Description
   ------      -----------
   99.1        Press Release issued September 9, 1999
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     FIRST LANCASTER BANCSHARES, INC.




                     By:   /s/ Virginia R. S. Stump
                           _____________________________________
                           Virginia R. S. Stump
                           President and Chief Executive Officer


Date: September 9, 1999